UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 S. Friendswood Drive, Suite 201 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 15, 2020, Castle Biosciences, Inc. (the “Company”) will present the slide presentation attached hereto as Exhibit 99.1 at the Virtual Needham Healthcare Conference. Information from this slide presentation may also be used by the management of the Company in future meetings regarding the Company.

The information contained or incorporated in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, including Exhibit 99.1 attached hereto, the Company makes no admission as to the materiality of such information. The information contained in this report is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 8.01 Other Events.

COVID-19 Update

In light of recent developments relating to the COVID-19 global pandemic, the Company is providing the following information regarding its business:

•The Company remains committed to serving patients who have been diagnosed with melanoma and the clinicians who treat them.
•Based upon an analysis of its supply channel, the Company believes it has adequate reagent and consumable inventory levels and does not anticipate an impact on its ability to deliver test reports.
•The Company continues to believe its cash and cash equivalents and anticipated cash generated from sales of its products will be sufficient to fund its operating expenses for the foreseeable future.
•The Company anticipates decreased test report volume in the near term due to a decline in orders for DecisionDx-Melanoma and DecisionDx-UM tests as routine examination patient visits are being delayed and/or cancelled and diagnostic biopsies are being delayed in response to COVID-19. However, the Company currently expects patient visits for identified worrisome pigmented lesions to continue on an as planned or rescheduled basis.
•The Company has implemented adjustments to its operations designed to keep employees safe and comply with federal, state and local guidelines, including those regarding social distancing, in an effort to minimize any impact on its turnaround time in reporting test results.

The exact timing of delays and overall impact to the Company’s business is currently unknown, and the Company is monitoring the COVID-19 outbreak as it continues to evolve.

Supplemental Risk Factor

In addition, to address the potential impact of the COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in Part I, Item 1A. of its Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 10, 2020, to include the following risk factor under the heading “Risks Related to Our Business”:

The COVID-19 pandemic could adversely impact our business, including the demand for our test reports, as well as the business or operations of physicians and other healthcare providers who order our test reports and the third-party payors responsible for reimbursement for our tests, customers and other third parties with whom we conduct business.

Public health crises such as pandemics or similar outbreaks could adversely impact our business. In December 2019, a novel strain of coronavirus, SARS-CoV-2, which causes coronavirus disease 2019 (“COVID-19”), surfaced in Wuhan, China. Since then, COVID-19 has spread to multiple countries, including the United States. As a result of the COVID-19 outbreak, or similar pandemics, and federal, state and local government responses to pandemics, we have and may in the future experience disruptions that could adversely impact our business, including:

•decreased test report volume due to a decline in orders of DecisionDx-Melanoma and DecisionDx-UM tests as patient visits for routine examinations and biopsies are being delayed and/or cancelled;
•disruption of our sales and commercialization activities due to limitations on our ability to communicate with physicians as a result of travel restrictions and hindered means of communicating with physicians;
•delays or difficulties in delivering test reports, interruptions in research and development and other limitations of key business activities due to members of our workforce becoming ill and/or stay-at-home or other similar orders from state and local governments, including at our Phoenix, Arizona and Friendswood, Texas locations;
•delayed reimbursement from third party payors, disruption in our supply channel and other adverse impacts on our business resulting from the negative effects of the COVID-19 pandemic on our suppliers, service providers and other third parties on whom we rely; and
•delayed or postponed interactions with regulators and other important agencies and contractors, due to limitations in employee resources, travel restrictions or forced furlough of government employees.

The global outbreak of COVID-19 continues to rapidly evolve. The extent to which COVID-19 may impact our business will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease, the duration of the outbreak, travel restrictions, stay-at-home or other similar orders and social distancing in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the virus.

Forward-Looking Statements

Statements in this report that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements regarding the Company’s reagent and consumable inventory levels, its ability to deliver test reports, the adequacy of its cash and cash equivalents and anticipated cash generated from sales of its products to fund its operations, expectations regarding test report volume and patient visits and the implementation of measures to minimize its turnaround time in reporting test results. Words such as “may,” “future,” “plan” or “planned,” “will” or “should,” “expected,” “anticipates,” “draft,” “eventually,” or “projected” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in such statements, including the risks that current inventory levels may be rendered insufficient due to the extended impact of the COVID-19 pandemic, the Company may be required to utilize cash and cash equivalents at a greater rate than anticipated and that sales will experience a larger decline than anticipated and the overall impact of COVID-19 on our business could be greater than anticipated. Other risks are identified in the Company’s filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, this Current Report on Form 8-K and in the Company’s other filings subsequently made with the SEC. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company does not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Slide Presentation dated April 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Frank Stokes
Frank Stokes
Chief Financial Officer
Date: April 15, 2020